Exhibit 99.1

UNDERWRITING AGREEMENT

March 14, 2022

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

MUFG Securities Americas Inc.

1221 Avenue of the Americas

New York, New York 10020

As Representatives of the several Underwriters named in Schedule A hereto

Ladies and Gentlemen:

Introductory. Puget Energy, Inc., a Washington corporation (the “Company”), proposes to issue and sell to BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., and other several Underwriters named in Schedule A (collectively, the “Underwriters”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $450,000,000 aggregate principal amount of the Company’s 4.224% Senior Secured Notes due March 15, 2032 (the “Securities”). BofA Securities, Inc., Mizuho Securities USA LLC and MUFG Securities Americas Inc. have agreed to act as the representatives of the Underwriters (the “Representatives”) in connection with the offering and sale of the Securities.

The Securities will be issued pursuant to an indenture, dated as of December 6, 2010 (the “Original Indenture”), as previously supplemented and as to be supplemented by a Seventh Supplemental Indenture, to be dated as of March 17, 2022 (the “Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), each between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”). The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”).

The Company has agreed to secure the Securities by granting to JPMorgan Chase Bank, N.A., as collateral agent (the “Collateral Agent”), as successor to Barclays Bank PLC, for the benefit of the Trustee on behalf of the holders of the Securities, a first priority security interest in (i) substantially all of the tangible and intangible assets of the Company other than real property, subject to certain agreed upon exceptions and, if material, disclosed in the Registration Statement (as defined below), the Pricing Disclosure Package (as defined below) and the Prospectus (as defined below) (the “Security Agreement Collateral”), pursuant to an Amended and Restated Borrower Security Agreement, dated as of February 6, 2009, as amended and restated as of

May 10, 2010, and as further amended as of February 10, 2012, between the Company and the Collateral Agent (the “Security Agreement”) and (ii) all of the equity interests in the Company (the “Pledge Agreement Collateral,” and together with the Security Agreement Collateral, the “Collateral”) pursuant to an Amended and Restated Pledge Agreement, dated as of February 6, 2009, as amended and restated as of May 10, 2010, and as further amended as of February 10, 2012 (the “Pledge Agreement”), between Puget Equico LLC (“Puget Equico”) and the Collateral Agent, which security interests shall be shared equally and ratably with the Company’s other secured obligations pursuant to an Amended and Restated Collateral Agency Agreement, dated as of February 6, 2009, as amended and restated as of May 10, 2010, and as further amended as of February 10, 2012, among the Company, Puget Equico, the Collateral Agent and certain other parties from time to time party thereto (as supplemented by a Joinder Agreement thereto, dated as of December 6, 2010 (the “Joinder Agreement”), the “Collateral Agency Agreement”; and together with the Pledge Agreement, the Security Agreement, the Joinder Agreement and all agreements, deeds of trust, instruments, documents, pledges or filings executed in connection with granting, or that otherwise evidence a lien, encumbrance or claim on the Collateral, the “Collateral Documents”). This Agreement, the Securities, the Indenture and the Collateral Documents are collectively referred to herein as the “Transaction Documents.”

The Company understands that the Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, as amended (No. 333-263015), originally filed with the Commission on February 25, 2022 and declared effective by the Commission on March 10, 2022, including a related Base Prospectus contained therein (the “Base Prospectus”), covering the registration of the Securities under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus (which term, as used herein, shall include the Final Preliminary Prospectus), or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be. All references herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) on or before the Effective Date of the Registration Statement or the issue date of any preliminary prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date (as defined below) of the Registration Statement or the issue date of any preliminary prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

Certain terms used herein are defined in Section 22 hereof.

The Company hereby confirms its agreements with the Underwriters as follows:

SECTION 1. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter that, as of the date hereof and as of the Closing Date:

(a) Compliance with Registration Requirements.

(A) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement and any post-effective amendment thereto has become effective under the Securities Act. No stop order suspending the effectiveness, or any written or oral notice to the Company objecting to the use of the Registration Statement or any post-effective amendment thereto has been issued by the Commission under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with the provisions of paragraph (b) of Rule 424 (“Rule 424(b)”) of the rules and regulations of the Commission under Securities Act (the “Securities Act Regulations”). As filed, such final prospectus supplement shall contain all information required by the Securities Act and the Securities Act Regulations, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time (as defined below) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any preliminary prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

(B) On each Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and at the Closing Date (as defined herein), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Securities Act Regulations, the Exchange Act and the and the rules and regulations of the Commission under the Exchange Act (the “Exchange Act Regulations”) and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission under the Trust Indenture Act (the “Trust Indenture Act Regulations”); on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on each Effective Date and at the Closing Date the Indenture did and will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and at the Closing Date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply (x) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or in the Prospectus (or any amendment or supplement thereto) or (y) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee.

(C) (i) the Pricing Disclosure Package and (ii) each electronic roadshow, if any, when taken as a whole with the Pricing Disclosure Package, at the Applicable Time do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Pricing Disclosure Package or any electronic roadshow based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

(D) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) (“Rule 164(h)(2)”) of the Securities Act Regulations) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)) the Company was not and is not an Ineligible Issuer (as defined in Rule 405) (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer), including, without limitation, for purposes of Rule 164 and Rule 433 (“Rule 433”) of the Securities Act Regulations with respect to the offering of the Securities as contemplated by the Registration Statement.

(E) Each issuer free writing prospectus, as defined in Rule 433 (each an “Issuer Free Writing Prospectus”), including the final term sheet prepared and filed pursuant to Section 3(b) hereto, does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus, when taken as a whole with the Pricing Disclosure Package, at the Applicable Time does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

(b) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Applicable Time, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(c) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(d) Authorization of the Securities. The Securities to be purchased by the Underwriters from the Company will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

(e) Authorization of the Collateral Documents. Each of the Collateral Documents has been duly authorized, executed and delivered by the Company or Puget Equico, as applicable, and constitutes a valid and binding agreement of the Company or Puget Equico, as applicable, in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(f) Authorization of the Indenture. The Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act, and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except as right to indemnity may be limited by applicable law.

(g) Description of the Transaction Documents. The Transaction Documents conform in all material respects to the respective statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated in the Pricing Disclosure Package and the Prospectus: (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); and (ii) the Company and its subsidiaries, considered as one entity, have not entered into any material transaction or agreement not in the ordinary course of business. Except as has been previously disclosed to counsel for the Representatives in writing or via email prior to the date hereof, since December 31, 2021, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(i) Independent Registered Public Accounting Firm. The financial statements incorporated in the Registration Statement, the Pricing Disclosure Package and the Prospectus by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the effectiveness of internal control over financial reporting as of December 31, 2021 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(j) Preparation of the Financial Statements. The financial statements included in the Registration Statement, any preliminary prospectus and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholder’s equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement, any preliminary prospectus and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information, if any, included in the Registration Statement, any preliminary prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. Any pro forma financial statements and the related notes thereto included in the Registration Statement, any preliminary prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(k) Incorporation and Good Standing of the Company and its Subsidiaries. Each of Puget Equico, the Company and the Company’s subsidiary, Puget Sound Energy, Inc. (“PSE”), has been duly incorporated or formed, as applicable, and is validly existing as a corporation in existence under the laws of the State of Washington, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and, in the case of the Company, to enter into and perform its obligations under each of the Transaction Documents to which it is a party. Each of the Company and PSE is duly qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(l) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(m) Company Common Stock. All of the outstanding shares of common stock of the Company are owned by Puget Equico. The Company has no outstanding equity interests other than shares of common stock. All shares of the common stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of common stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company.

(n) Puget Sound Energy Common Stock. All of the outstanding shares of common stock of PSE are owned by the Company. PSE has no outstanding equity interests other than shares of common stock. All share of PSE’s common stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of common stock of PSE were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of PSE. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of PSE.

(o) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, the Indenture and each of the Collateral Documents, and the issuance and delivery of the Securities, and consummation of the transactions contemplated hereby and thereby and by the Pricing Disclosure Package and the Prospectus (x) will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any of its subsidiaries, (y) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (z) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for (A) the Company’s execution, delivery and performance of this Agreement, the Indenture or any of the Collateral Documents, or (B) the issuance and delivery of the Securities, or (C) consummation of the transactions contemplated hereby and thereby and by Pricing Disclosure Package and the Prospectus, except such as may be required by the securities laws of the several states of the United States.

(p) Security Interest. The provisions of each Collateral Document are effective to create in favor of the Collateral Agent legal, valid and enforceable first priority liens (subject to liens, encumbrances and defects as are permitted by the Indenture) on or in all of the Collateral described therein, and all necessary recordings and filings will be made in all necessary public offices and all other necessary and appropriate action will be taken so that the liens created by the Collateral Documents will constitute perfected first priority liens (subject to liens, encumbrances and defects as are permitted by the Indenture) on or in the Collateral described therein, with the priorities described in the Pricing Disclosure Package and the Prospectus, and all necessary consents to the creation, effectiveness, priority and perfection of each such lien will have been obtained.

(q) Perfection of Security Interest. In the case of Collateral described in the Collateral Documents that can be perfected by filing financing statements and other filings and instruments under applicable law, when financing statements, other filings or instruments, notices and consents required under the laws of any applicable jurisdiction are filed, delivered or otherwise registered or recorded in the proper offices, registries or government agencies, the Collateral Agent (for the benefit of the Trustee) shall have a fully perfected first priority lien on, and security interest in, all right, title and interest of the Company or Puget Equico, as applicable, in such Collateral (subject to liens, encumbrances and defects as permitted by the Indenture), as security for the Secured Obligations (as defined in the Collateral Agency Agreement). In the case of Collateral described in the Collateral Documents that can be perfected by “control” (within the meaning of Section 8-106 or Sections 9-104, 9-105, 9-106 or 9-107, as the case may be, of the Uniform Commercial Code as in effect in the State of New York), upon execution of a control agreement or the taking of any other action establishing the Collateral Agent’s “control” over such Collateral, the Collateral Agent (for the benefit of the Trustee) shall have a fully perfected first priority lien on, and security interest in, all right, title and interest of the Company or Puget Equico, as applicable, in such Collateral (subject to liens, encumbrances and defects as permitted by the Indenture), as security for the Secured Obligations (as defined in the Collateral Agency Agreement).

(r) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or (ii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries, except for such actions, suits or proceedings that, if determined adversely to the Company or such subsidiary, would not result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

(s) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Change.

(t) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including, without limitation, the Washington Utilities and Transportation Commission and cities and towns within the service territory of the Company, necessary to conduct the business now operated by them and for the Company to own and operate its facilities, including its electric plants, gas plants, and other generating and transmission facilities; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Change; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Change; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(u) Title to Properties. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the

Pricing Disclosure Package and the Prospectus, (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries or (c) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(v) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(j) hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined and except in each case for any noncompliance that, individually or in the aggregate, would not result in a Material Adverse Change.

(w) Company Not an “Investment Company”. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Pricing Disclosure Package and the Prospectus will not be, an “investment company” or a company “controlled” by an “investment company” which is required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(x) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(y) Accuracy of Exhibits. All descriptions in the Registration Statement, any preliminary prospectus relating to the offering of the Securities, the Pricing Disclosure Package and the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, any preliminary prospectus relating to the offering of the Securities, the Prospectus, or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

(z) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(aa) Compliance with Sarbanes-Oxley. The Company is in compliance in all material respects with all the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(bb) Company’s Accounting System. The Company and its consolidated subsidiaries maintain a system of internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Such system is also sufficient to ensure the accuracy of the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Prospectus.

(cc) Disclosure Controls and Procedures. To the extent required by the Exchange Act Regulations, the Company’s disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act and the Exchange Act Regulations, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(dd) Regulations T, U, X. Neither the Company nor any of its subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ee) Compliance with and Liability under Environmental Laws. Except as described in or incorporated by reference into the Pricing Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Change, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(ff) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or its subsidiaries would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except for noncompliance that would not, individually or in the aggregate, have a Material Adverse Change; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption and excluding transactions that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, exists or is reasonably expected to occur; (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that could reasonably be expected to result in a Material Adverse Change; and (v) neither the Company nor any member of the “Controlled Group” (defined as any trade or business which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA), other than contributions to a Plan and premiums payable to the Pension Benefit Guaranty Corporation and other than liabilities that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

(gg) Related Party Transactions. Except as disclosed in or incorporated by reference into the Pricing Disclosure Package and the Prospectus, no relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Pricing Disclosure Package or the Prospectus. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

(hh) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ii) No Unlawful Contributions or Other Payments. None of the Company, any of its subsidiaries or, to the best of the Company’s knowledge, any director, officer, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of either (i) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (ii) any other applicable corruption legislation (“Bribery Legislation”), and the Company, its subsidiaries and, to the best of the Company’s knowledge, its affiliates have conducted their businesses in compliance with the FCPA and applicable Bribery Legislation and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj) No Conflict with OFAC Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), or other applicable sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(kk) Cybersecurity. (i)(x) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has been no security breach or other compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, except as would not, in the case of this clause (i), individually or in the aggregate, have a Material Adverse Change; (ii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Change; and (iii) the Company and its subsidiaries have implemented backup and disaster recovery technology reasonably consistent with industry standards and practices.

(ll) Officer’s Certificates. Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. The Company agrees to issue and sell to the Underwriters all of the Securities, and the Underwriters agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 99.350% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b) The Closing Date. Delivery of the certificates for the Securities in definitive form to be purchased by the Underwriters and payment therefor shall be made at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, New York, New York 10166 (or such other place as may be agreed to by the Company and the Representatives), at 9:00 a.m. New York City time, on March 17, 2022, or such other time and date as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c) Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

SECTION 3. Additional Covenants. The Company further covenants and agrees with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. During the period when the Prospectus is required to be delivered under the Securities Act in connection with the offer and sale of the Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 (“Rule 172”) of the Securities Act Regulations), the Company, subject to Section 3(d), will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Pricing Disclosure Package or the Prospectus or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection by the Commission to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) Final Term Sheet. The Company will prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in a form approved by the Representatives and attached as Annex I hereto and will timely file such term sheet pursuant to Rule 433(d) of the Securities Act Regulations.

(c) Pricing Disclosure Package. If, at any time prior to the filing of the Prospectus, any event occurs as a result of which the Pricing Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Pricing Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(d) Filing of Amendments. During the period when the Prospectus is required to be delivered under the Securities Act in connection with the offer and sale of the Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172), the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel to the Underwriters shall reasonably object.

(e) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel to the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), such number of copies of each preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(g) Free Writing Prospectuses. The Company agrees that unless it has obtained or will obtain the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the information contained in the final term sheet prepared and filed pursuant to Section 3(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses identified in Schedule B hereto. The Company agrees that it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Issuer Free Writing Prospectus, including in respect to timely filing with the Commission, legending and recordkeeping.

(h) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Disclosure Package and the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel to the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus or Registration Statement will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances existing at the time it is delivered to a purchaser), or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or file a new registration statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, including in connection with use or delivery of the Prospectus, the Company will (i) notify the Representatives of such event, (ii) promptly prepare and file with the Commission, subject to Section 3(d), such amendment or supplement or new registration statement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in the use of the Prospectus and (iv) furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(i) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or any other jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(j) Security Interest. The Company shall cause the Securities to be secured on or prior to the Closing Date by perfected first priority liens (subject to liens, encumbrances and defects as permitted by the Indenture) on the Collateral, to the extent and in the manner provided for in the Indenture and the Collateral Documents and as described in the Pricing Disclosure Package and the Prospectus.

(k) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(l) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus.

(m) The Depositary. The Company will cooperate with the Underwriters and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(n) Agreement Not To Offer or Sell Additional Securities. During the period of 14 calendar days following the date of the Prospectus, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement).

(o) Future Reports to the Underwriters. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities remain outstanding, the Company will furnish to the Representatives and the Collateral Agent and, upon request, to each of the other Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(p) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs, (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of copies of the Registration Statement, each preliminary prospectus, each Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Indenture and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or other jurisdictions designated by the Underwriters (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Prospectus), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA, if any, of the terms of the sale of the Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company of its other obligations under this Agreement and (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the Representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Underwriters shall pay their own expenses.

SECTION 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Filing of Prospectus; Effectiveness of Registration Statement. The Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b), and the final term sheet contemplated by Section 3(b) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission in the manner and within the applicable time periods prescribed for such filings by Rule 433. No stop order suspending the effectiveness of the Registration Statement or any written or oral notice to the Company objecting to its use shall have been issued by the Commission under the Securities Act, no order preventing or suspending the use of the Prospectus and no proceedings with respect to any of the foregoing shall have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

(b) Accountants’ Comfort Letters. On the date hereof, the Representatives shall have received from PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Company, a “comfort letter” dated the date hereof addressed to the Representatives, in form and substance satisfactory to the Representatives, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Representatives shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Representatives , in form and substance satisfactory to the Representatives, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover certain financial information contained in the Registration Statement, the Final Preliminary Prospectus and the Prospectus and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to the Closing Date.

(c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.

(d) Opinion of Counsel for the Company. On the Closing Date the Representatives shall have received the opinion of Perkins Coie LLP, counsel for the Company, dated as of such Closing Date, to the effect set forth in Exhibit A.

(e) Opinion of Counsel for the Underwriters. On the Closing Date the Representatives shall have received the opinion of Hunton Andrews Kurth LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Underwriters.

(f) Officers’ Certificate. On the Closing Date the Representatives shall have received a written certificate executed by the Chief Executive Officer, the President or any Vice President of the Company and the Chief Financial Officer or Treasurer of the Company, dated as of the Closing Date, to the effect set forth in Section 5(c)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date; and

(iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(g) Indenture. The Company shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Underwriters, and the Representatives shall have received executed copies thereof .

(h) Financing Statements. The Representatives shall have received in form and substance satisfactory to the Underwriters all Uniform Commercial Code financing statements (appropriately completed and naming the Company or Puget Equico, as applicable, as debtor and the Collateral Agent as the secured party) and such other instruments or documents to be filed under the Uniform Commercial Code of the applicable jurisdiction as may be necessary or, in the reasonable opinion of the Underwriters or the Collateral Agent, desirable or advisable to perfect the first priority security interests created under the Collateral Documents. In addition, each of the Company and Puget Equico shall have taken such other action, including taking such actions so that the Collateral Agent shall have “control” (within the meaning of Section 8-106 and Sections 9-104, 9-105, 9-106 or 9-107, as the case may be, of the Uniform Commercial Code as in effect in the State of New York), of collateral accounts and any investment property included in the Collateral or as the Underwriters shall have requested, in order to perfect the liens created therein pursuant to the Security Agreement and to preserve the validity thereof.

(i) Collateral Document Deliverables. Each of the following documents, which shall be in form and substance satisfactory to the Underwriters and their counsel, shall have been delivered to the Underwriters and the Collateral Agent:

(i) evidence of insurance in form and substance satisfactory to the Underwriters and the Collateral Agent, in each case evidencing the existence of all insurance required to be maintained by the Company pursuant to the Indenture and each applicable Collateral Document and, if applicable, the designation of the Trustee or the Collateral Agent as an additional insured and loss payee as its interest may appear thereunder, or solely as the additional insured, as the case may be, thereunder;

(ii) authorized copies of proper Uniform Commercial Code Form UCC-3 termination statements necessary to release all liens and other rights of any person in any Collateral described in the Collateral Documents previously granted by the Company (other than the permitted liens described in the Pricing Disclosure Package and the Prospectus);

(iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Underwriters, dated a date reasonably near the Closing Date, listing all effective financing statements which name the Company or Puget Equico as the debtor and which are filed in the jurisdictions in which filings were made pursuant to paragraph (g) above, together with copies of such financing statements (none of which (other than (A) those described in paragraph (g), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in paragraph (g) and (B) those filed pursuant to the Company’s existing secured obligations) shall cover any Collateral described in the Collateral Documents) unless a termination statement relating thereto or other release of lien acceptable to the Trustee and the Underwriters shall have been executed and delivered to the Trustee and the Underwriters; and

(iv) in form and substance satisfactory to it, such additional assurances, certificates (including, without limitation, insurance certificates with respect to general liability insurance maintained by the Company), documents or consents related to the Collateral as they shall reasonably request.

(j) Additional Documents. On or before the Closing Date, the Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 or 10 hereof, including if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriters, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Securities and the Collateral Documents, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. [Reserved].

SECTION 8. Indemnification.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, any preliminary prospectus or any other preliminary prospectus supplement relating to the Securities, the Prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Underwriter or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Underwriter, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), or in the Base Prospectus, any preliminary prospectus or any other preliminary prospectus supplement relating to the Securities, the Prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package (or in any amendment thereof or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact made in the Registration Statement (or any amendment thereto), or in the Base Prospectus, any preliminary prospectus or any other preliminary prospectus supplement relating to the Securities, the Prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package, or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such

Underwriter through the Representatives expressly for use therein; and to reimburse the Company and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters through the Representatives have furnished to the Company expressly for use in the Base Prospectus, the Final Preliminary Prospectus or any other preliminary prospectus supplement relating to the Securities, the Prospectus, any Issuer Free Writing Prospectus or the Disclosure Package (or any amendment or supplement thereto) are the statements set forth in the third and fourth sentences of the sixth paragraph and the eighth paragraph under the caption “Underwriting (Conflicts of Interest)” in the Final Preliminary Prospectus and the Prospectus. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), approved by the indemnifying party (the Representatives in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the cover page of the Prospectus, bear to the aggregate public offering price of the Securities as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the discount received by such Underwriter in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each affiliate, director, officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading or quotation of any of the Company’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange (the “NYSE”), or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Washington authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; (v) the

Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured; or (vi) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States. Any termination pursuant to this Section 10 shall be without liability on the part of (x) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriters pursuant to Sections 4 and 6 hereof, (y) any Underwriter to the Company, or (z) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Underwriters:

c/o BofA Securities, Inc.

1540 Broadway

NY8-540-26-02

New York, New York, 10036

Facsimile: 212-901-7881

Attention: High Grade Transaction Management/Legal

c/o Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

Fascimile: 212-205-7812

Attention: Debt Capital Markets

c/o MUFG Securities Americas Inc.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Facsimile: 646-434-3455

Attention: Capital Markets Group

If to the Company:

Puget Energy, Inc.

355 110th Avenue NE

Bellevue, Washington 98004

Facsimile: 425-462-3300

Attention: Cara Peterman, Corporate Treasurer

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.

SECTION 14. Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 17. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 18. Default of One or More of the Several Underwriters. If any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Underwriters with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the Closing Date. If any one or more of the Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 18. Any action taken under this Section 18 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 19. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and the several Underwriters have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty.

SECTION 20. Recognition of the U.S. Special Resolution Regimes.

In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 20:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 21. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute on and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

SECTION 22. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Applicable Time” shall mean 2:45 p.m. New York City time on the date hereof.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective, including the date and time of any prospectus supplement relating to the Securities that is filed pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B of the Securities Act Regulations.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Preliminary Prospectus” means the preliminary prospectus used most recently prior to the Applicable Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus as defined in Rule 405.

“Pricing Disclosure Package” shall mean (i) the Final Preliminary Prospectus and (ii) the Issuer Free Writing Prospectuses identified in Schedule B hereto, including the final term sheet prepared and filed pursuant to Section 3(b) and attached as Annex I hereto.

“Prospectus” shall mean the prospectus supplement relating to the Securities that was filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Registration Statement” means the registration statement referred to in the third paragraph hereof, including the exhibits and financial statements and schedules and other information and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 and any prospectus supplement relating to the Securities that is filed pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, as amended on each Effective Date, and, in the event of any post-effective amendment thereto that becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this Agreement, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

PUGET ENERGY, INC.

By:	/s/ Cara Peterman
Name: Cara Peterman
Title: Corporate Treasurer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

BOFA SECURITIES, INC.
MIZUHO SECURITIES USA LLC
MUFG SECURITIES AMERICAS INC.
Acting on behalf of itself
and as the Representatives of
the several Underwriters

By:	BOFA SECURITIES, INC.

By:	/s/ Randolph B. Randolph
Name: Randolph B. Randolph
Title: Managing Director

By:	MIZUHO SECURITIES USA LLC

By:	/s/ Brittany Starck Pinkerton
Name: Brittany Starck Pinkerton
Title: Managing Director

By:	MUFG SECURITIES AMERICAS INC.

By:	/s/ Richard Testa
Name: Richard Testa
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriters	Aggregate Principal Amount of Securities to be Purchased
BofA Securities, Inc.	$108,000,000
Mizuho Securities USA LLC	108,000,000
MUFG Securities Americas Inc.	108,000,000
U.S. Bancorp Investments, Inc.	63,000,000
CIBC World Markets Corp.	31,500,000
KeyBanc Capital Markets Inc.	31,500,000
Total	$450,000,000

SCHEDULE B

ISSUER FREE WRITING PROSPECTUS

•	Final Term Sheet attached as Annex I to this Agreement

EXHIBIT A

Opinion of counsel for the Company to be delivered pursuant to Section 5 of the

Underwriting Agreement

[Provided under separate cover]

Exhibit A-1

ANNEX I

Filed pursuant to Rule 433

Registration Statement No. 333-263015

March 14, 2022

PUGET ENERGY, INC.

4.224% Senior Secured Notes due March 15, 2032

PRICING TERM SHEET

Issuer:	Puget Energy, Inc. (the “Issuer”)

Title of Securities:	4.224% Senior Secured Notes due March 15, 2032 (the “Notes”)

Anticipated Ratings (Moody’s; S&P; Fitch)*:	[Intentionally Omitted]

Trade Date:	March 14, 2022

Settlement Date**:	March 17, 2022 (T+3)

Principal Amount:	$450,000,000

Maturity Date:	March 15, 2032

Issue Price:	100.000% of the principal amount

Benchmark Treasury:	1.875% due February 15, 2032

Benchmark Treasury Price/Yield:	97-25 / 2.124%

Spread to Benchmark Treasury:	+210 bps

Yield to Maturity:	4.224%

Coupon:	4.224%

Interest Payment Dates:	Semi-annually on March 15 and September 15, beginning on September 15, 2022

Optional Redemption:	Prior to December 15, 2031 (three months prior to the maturity date of the Notes) (the “Par Call Date”) the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate +35 bps less (b) interest accrued to the redemption date; and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

Annex II-1

At any time on or after the Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at par.

Change of Control:	101% plus accrued and unpaid interest upon a Change of Control Repurchase Event as set forth in the preliminary prospectus supplement

Joint Book-Running Managers:	BofA Securities, Inc.. Mizuho Securities USA LLC MUFG Securities Americas Inc. U.S. Bancorp Investments, Inc.

Co-Managers:	CIBC World Markets Corp. KeyBanc Capital Markets Inc.

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP/ISIN:	745310 AN2 / US745310AN24

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

We expect delivery of the Notes will be made against payment therefor on or about March 17, 2022, which is the third business day following the date of the pricing of the Notes (such settlement being referred to as “T+3”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required by virtue of the fact that the Notes will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement and should consult their own advisers.

The Issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the prospectus and prospectus supplement if you request it by calling BofA Securities, Inc. toll-free at 1-800-294-1322, Mizuho Securities USA LLC toll-free at 1-866-271-7403 or MUFG Securities Americas Inc. toll-free at 1-877-649-6848.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication seeing sent by Bloomberg or another email system.

Annex II-2